EXHIBIT 99.1

					    JOINT FILER INFORMATION


					   OTHER REPORTING PERSON(s)

	    1.	  PARKCENTRAL CAPITAL
MANAGEMENT, L.P.

			 ITEM						 INFORMATION

Name:						    Parkcentral Capital Management, L.P.


Address:						 2300 West Plano Parkway
							    Plano, Texas 75075


Designated Filer:				  Parkcentral Global Hub Limited

Issuer Name
and Ticker or Trading	 PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:


Date of Earliest Transaction		 March 20, 2006
Required to be Reported

(Month/Day/Year):

If Amendment, Date Original Filed	 NA

(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner

to Issuer:

Individual or Joint/Group Filing:	 Form filed by More
than One Reporting Person

Signature:					    By:	 /s/ David Radunsky

									   --------------------------------
							    Name:    David
Radunsky
							    Title:   Chief Operating Officer
							    Date:
April 12, 2006





	    2.	  STEVEN BLASNIK


			 ITEM						 INFORMATION

Name:						    Steven Blasnik

Address:						 2300 West Plano Parkway

							    Plano, Texas 75075

Designated Filer:				  Parkcentral
Global Hub Limited

Issuer Name and Ticker or Trading	 PRG-SCHULTZ
INTERNATIONAL, INC. [PRGX]
Symbol:

Date of Earliest Transaction
March 20, 2006
Required to be Reported
(Month/Day/Year):

If
Amendment, Date Original Filed	 NA
(Month/Day/Year):

Relationship of
Reporting Person(s)    10% Owner
to Issuer:

Individual or
Joint/Group Filing:	 Form filed by More than One Reporting Person


Signature:
							    By:	 /s/ Steven Blasnik

--------------------------------
							    Name:    Steven Blasnik

							    Date:    April 12, 2006





	    3.
PETRUS SECURITIES, L.P.

			 ITEM
INFORMATION
Name:						    Petrus Securities, L.P.


Address:						 2300 West Plano Parkway
							    Plano, Texas 75075


Designated Filer:				  Parkcentral Global Hub Limited

Issuer Name
and Ticker or Trading	 PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:


Date of Earliest Transaction		 March 20, 2006
Required to be Reported

(Month/Day/Year):

If Amendment, Date Original Filed	 NA

(Month/Day/Year):

Relationship of Reporting Person(s)    10% Owner

to Issuer:

Individual or Joint/Group Filing:	 Form filed by More
than One Reporting Person

Signature:					    By:	 /s/ David Radunsky

									   --------------------------------
							    Name:    David
Radunsky
							    Title:   Chief Operating Officer
							    Date:
April 12, 2006




	    4.	  HILL AIR COMPANY I, LLC


			 ITEM						 INFORMATION

Name:						    Hill Air Company I, LLC

Address:						 2300 West
Plano Parkway
							    Plano, Texas 75075

Designated Filer:
Parkcentral Global Hub Limited

Issuer Name and Ticker or Trading
PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

Date of Earliest
Transaction		 March 20, 2006
Required to be Reported
(Month/Day/Year):


If Amendment, Date Original Filed	 NA
(Month/Day/Year):


Relationship of Reporting Person(s)    10% Owner
to Issuer:


Individual or Joint/Group Filing:	 Form filed by More than One Reporting
Person

Signature:					    By:	 /s/ David Radunsky

--------------------------------
							    Name:    David Radunsky

							    Title:   Chief Operating Officer
							    Date:    April
12, 2006